UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2024

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders
A Special Meeting of Stockholders (the “Special Meeting”) of Ambac Financial Group, Inc. (the “Company”) was held on October 16, 2024 via live webcast. As of the record date, September 3, 2024, 47,440,995 shares of voting common stock were outstanding and eligible to vote at the Special Meeting, and 38,019,302 shares, or approximately 80%`, were present or represented by proxy at the Special Meeting. Set forth below is a brief description of each matter voted upon at the Special Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2024 (the “Proxy Statement”).
1.The Company’s stockholders voted to approve the stock purchase agreement, dated June 4, 2024, by and between the Company and American Acorn Corporation (“Buyer”), a Delaware corporation owned by funds managed by Oaktree Capital Management, L.P., providing for the sale by the Company to Buyer of all of the issued and outstanding shares of common stock, par value $2.50 per share, of Ambac Assurance Corporation, a Wisconsin stock insurance company and wholly-owned subsidiary of the Company (the “Sale,” and such proposal, the “Sale Proposal”), as such Sale could be considered to constitute the sale of substantially all of the Company’s property and assets within the meaning of Section 271 of the General Corporation Law of the State of Delaware.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
36,055,056	1,924,034	40,212	—
2.The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that may under certain circumstances, be paid or provided by the Company to its named executive officers in connection with the Sale.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
33,992,230	3,751,107	275,965	—
3.The Company’s stockholders approved the adjournment of the Special Meeting, if necessary or appropriate, in order to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Sale Proposal.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
34,585,893	3,366,541	66,868	—

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	October 16, 2024	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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